                                                                 Exhibit 10.44

                                     [LOGO]

      Mart Financial Group, Inc. 1430 N. Meacham Road, Schaumburg, IL 60173
                                 o 708-882-2800

          NAME AND ADDRESS OF LESSEE             SUPPLIER OF EQUIPMENT
            (COMPLETE LEGAL NAME)                 (COMPLETE ADDRESS)

   1199 Mac, Inc. dba/                       GBC/Protech
   Magnum Digital Services                   3300 Univerity Blvd. Suite 142
   6601 Lyons Road, Suite C-2                Winter Park, FL 32792
   Coconut Creek, FL 33073

                       EQUIPMENT LEASE AGREEMENT              Lease No. 11032
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  QUANTITY     DESCRIPTION AND IDENTIFICATION OF EQUIPMENT LEASED
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      1        GBC/Protech DS6O Transfer Laminator

               THERE ARE NO WARRANTIES, EXPRESSED OR IMPLIED OF MERCHANTABILITY, FITNESS, OR OTHERWISE WHICH EXTEND BEYOND THE ABOVE DESCRIPTION OF THE EQUIPMENT. LESSOR ASSUMES NO RESPONSIBILITY FOR PERFORMANCE OR MAINTENANCE. EQUIPMENT WILL BE INSURED BY LESSEE.

                          THIS LEASE IS NON-CANCELABLE
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LOCATION OF EQUIPMENT IF OTHER THAN ABOVE ADDRESS

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
               DURATION OF LEASE AND SCHEDULE OF RENTAL PAYMENTS
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TERM OF LEASE  PAYMENTS ARE TO  FIRST PAYMENT  NO. OF RENTAL PAYMENTS   AMOUNT OF EACH PAYMENT   ADVANCE RENTAL   DOWN PAYMENT
NO. OF YEARS   BE MADE          DUE
               |X| MONTHLY
               |_| QUARTERLY                             24                   $1,075.64          $ 2,151.27       $
------------------------------------------------------------------------------------------------------------------------------

OTHER PROVISIONS

                             $1.00 Purchase Option
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                      EQUIPMENT LEASE TEAMS AND CONDITIONS

1. LEASE AND PAYMENTS. LESSOR hereby leases to LESSEE and LESSEE hereby leases from LESSOR, the Equipment pursuant to the terms and conditions of this Lease which include those on the reverse side hereof. LESSEE agrees to make all of the payments ("Monthly Lease Payment(s)") as set forth above at the Lessor's address shown above or such other address as LESSOR may direct on or before each monthly due date and shall commence upon the first day of the month following the acceptance of the Equipment to be leased hereunder, and shall continue thereafter to be paid on the same day of each succeeding month or other calendar period in the amount specified and for the total number of payments as provided in the Schedule of Rent Payments as set forth above. Charges from the date of delivery of the Equipment to the Commencement Date shall be computed by converting the rent payment to a daily rate based on a thirty (30) day month. Said Lease term shall be automatically extended at the Monthly Lease Payment in effect at the end of said term unless and until terminated by either party hereto giving the other not less than ninety (90) days prior written notice. Each such Monthly Lease Payment is due and payable whether or not LESSEE is invoiced or supplied with a payment coupon book. Without LESSOR'S prior written consent, any Monthly Lease Payment of a sum less than due shall not constitute a release or accord and satisfaction of what is due (or to become due regardless of any endorsement restriction). If either party declines to execute this Lease for any reason, LESSOR may retain its documentation and processing expenses from the Initial Payment. All obligations of the Lessee, if more than one, shall be joint and several.

2. SELECTION OF EQUIPMENT. LESSEE acknowledges the selection by it of both the Equipment and the supplier thereof and has requested LESSOR to purchase the Equipment for lease and shipment to LESSEE. Upon receipt thereof LESSEE shall execute LESSOR'S certificate of delivery and acceptance. In the event that LESSEE has not executed and delivered to LESSOR such certificate of delivery and acceptance within ten (10) business days after receipt of the Equipment, it shall be conclusively presumed, as between LESSOR and LESSEE, that the Equipment is acknowledged to be in good working order and condition and the LESSEE has accepted and is satisfied with the Equipment for all of its intended uses and purposes and LESSEE shall be required to commence Monthly Lease Payments due as of the first payment date.

      LESSEE AGREES AND ACKNOWLEDGES THAT IT IS THE INTENT OF BOTH PARTIES TO THIS AGREEMENT THAT THIS LEASE QUALIFY AS A STATUTORY FINANCE LEASE UNDER
      ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE REPRESENTS AND ACKNOWLEDGES THAT THE LESSOR HAS NOT SELECTED, MANUFACTURED OR SUPPLIED THE EQUIPMENT AND LESSOR HAS ACQUIRED THE EQUIPMENT OR THE RIGHT TO POSSESSION AND USE OF THE EQUIPMENT SPECIFICALLY FOR LEASE TO LESSEE AT LESSEE'S REQUEST AND DIRECTION IN CONNECTION WITH THIS LEASE. LESSEE, IN LESSEE'S SOLE DISCRETION, SELECTED THE EQUIPMENT AND SUPPLIER AND ONLY LESSEE WILL ACCEPT DELIVERY OF, INSPECT, USE AND MAINTAIN THE EQUIPMENT. LESSEE IS ALSO ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT AND THAT IT SHOULD CONTACT THE SUPPLIER FOR THE DESCRIPTION OF ANY SUCH RIGHTS.

This Lease, including the provisions on the reverse side hereof, contains the entire agreement between the LESSOR and LESSEE and may not be altered, amended, modified, terminated or otherwise changed, except by writing signed by an executive officer of LESSOR. Notwithstanding the foregoing, LESSEE hereby authorizes the LESSOR without further notice, to complete the description of the Equipment to be leased and the quantity thereof, to insert the serial numbers or other identification data for the equipment when determined, to fill any blank spaces of this lease and to date this lease.

3. LOCATION AND LESSORS INSPECTION. Equipment shall be delivered and thereafter kept at the location specified above, or, if none specified, at Lessee's address set forth above and shall not be removed therefrom without Lessor's prior written consent. Any and all costs incurred by Lessor as a result of such relocation shall be borne by Lessee. Any charges hereunder shall not abate during the period the Equipment is out of service due to any such relocation requested by Lessee. Lessee shall permit Lessor on its premises to inspect the equipment and the business records of the Lessee relating to it during normal business hours.

4. TITLE; FILINGS. Title of the Equipment shall at all times remain with the LESSOR and LESSEE shall at no time make any assertion to the contrary and shall keep the Equipment free and clear of all encumbrances, liens, or levies of any kind or nature and shall defend LESSOR'S title at LESSEE'S expense. LESSEE shall immediately give LESSOR notice in writing of the pendency of any claim to the Equipment adverse to LESSOR'S ownership. LESSEE grants to LESSOR a limited power of attorney to execute in LESSEE'S name and file any financing statement or other document reflecting the existence of this Lease and agrees to pay to LESSOR $25.00 as LESSOR'S expenses in effecting any such filing. LESSEE shall cause to be placed on each piece of Equipment identification, noting LESSOR'S ownership. LESSEE warrants that the Equipment will at all times remain personal property, regardless of how it may be affixed to any real property. LESSEE agrees to hold LESSOR harmless and indemnify LESSOR with regard to any and all claims, actions, damages, costs, and attorney's fees asserted by any landlord or mortgage against LESSOR or the Equipment herein.

5. ADDITIONS TO AND USE OF EQUIPMENT. Without Lessor's prior written consent, Lessee shall not make any alterations or additions to the Equipment which would adversely affect the Equipment's intended use or value. All additions, attachments, or replacements made to the Equipment, unless otherwise agreed to in writing by Lessor, shall become part of the Equipment. Lessee, at its expense, shall maintain the Equipment in good operating order and repair in accordance with the manufacturer's recommendations. Supplies required for use of the Equipment are to be provided by Lessee at its expense and are to meet the Equipment manufacturer specifications.

6. NO WARRANTIES BY LESSOR. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND DISCLAIMS ANY AND ALL SUCH WARRANTIES. LESSOR shall not be liable to LESSEE or any other persons to any extent whatsoever for any claim arising out of the manufacture, selection, delivery, possession, use, suitability, operation, return or condition of the Equipment (including. without limitation, latent or other defects whether or not discoverable by LESSEE). LESSEE agrees to make any such claims which may arise directly to the supplier or manufacturer of the Equipment and provided LESSEE is not in default, LESSOR grants to LESSEE the right to assert any and all warranty claims which LESSOR may otherwise have by reason of its purchase and ownership of the Equipment. THIS DISCLAIMER OF WARRANTIES IS FUNDAMENTAL TO THE NATURE OF THIS TRANSACTION, IS EXPRESSLY BARGAINED FOR AND AS SUCH LESSOR WOULD NOT HAVE ENTERED INTO THE LEASE WITHOUT SUCH DISCLAIMER. THE PENDENCY OF ANY CLAIM BY LESSEE ARISING IN THE CONNECTION THE EQUIPMENT WHETHER OR NOT COVERED BY ANY WARRANTY SHALL NOT AFFECT THE OBLIGATION OF LESSEE TO MAKE LEASE PAYMENTS.

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     THE UNDERSIGNED AGREE TO ALL THE TERMS AND CONDITIONS SET FORTH ABOVE
                        AND ON THE REVERSE SIDE HEREOF.

       IN WITNESS WHEREOF THE PARTIES HAVE HEREUNTO EXECUTED THIS LEASE.

                                               1199 Mac, Inc. dba/
Dated  November 19  19 97               LESSEE Magnum Digital Services
                                               ---------------------------------
MART FINANCIAL GROUP, INC. LESSOR       BY X /s/ Robert L. McDowell X  PRES
                                               ---------------------------------
BY /s/ [ILLEGIBLE]                              AUTHORIZED SIGNATURE AND TITLE

                                           X Robert L. McDowell X  10/29/97

                          CONTINUED FROM REVERSE SIDE

7. ENTIRE LEASE; CHANGES. This Lease contains the entire and final agreement between the LESSOR and LESSEE and may not be contradicted by evidence of prior, contemporaneous or subsequent oral discussions, negotiations or agreement of the parties. There is no understanding or agreement, oral or written which is not set forth herein. This lease may not be amended except by a written instrument signed by the LESSOR and LESSEE. This lease and any such writing shall be binding upon and shall inure to the benefit of the parties hereto and therein permitted successors and assigns. Notwithstanding the foregoing, LESSEE hereby authorizes LESSOR, without further notice, to complete the description of the Equipment to be leased, the quantity thereof, to insert the serial numbers or other identification data when determined and to fill in any blank spaces on this Lease and to date this Lease.

8. CONCLUSION OF LEASE TERM. At the conclusion of the term of this lease, Lessee shall, at its expense, return the Equipment to Lessor, properly packaged or crated, in good condition and repair, in working order, ordinary wear and tear permitted, at the address of Lessor above, or such other location as Lessor shall direct.

9. LOSS, THEFT, DAMAGE, DESTRUCTION. Lessee agrees to bear the entire risk of any loss, theft, damage or destruction of the Equipment from any cause whatsoever and agrees that no such loss, theft, damage or destruction, whether upon delivery or thereafter, shall relieve LESSEE of its obligation to pay rent or of any other of its obligations under the Lease. In the event of loss, theft, damage or destruction of any of the Equipment, LESSEE, at the option of LESSOR and at LESSEE'S sole expense, shall immediately:

      (a) Repair and place the same in good condition and furnish all parts, mechanisms and devices required therefor;

      (b) Replace the same with like Equipment in good condition and repair and provide LESSOR with clear title thereto; or

      (c)   Pay to LESSOR the total of the following amounts:

            (i) All Monthly Lease Payments and other amounts due under this Lease at the time of payment, plus

            (ii) All Monthly Lease Payments and other amounts due under this Lease from date of such payment to the end of the Lease term plus LESSOR'S estimated residual value, discounted at the time of payment to present value by an annual factor of six percent (6%).

Upon LESSOR'S receipt of such payment, LESSOR agrees that its entire interest in said item shall become the property of LESSEE and LESSEE'S insurer (as their interests may appear) in its then condition, as is, where is, WITHOUT WARRANTY FROM LESSOR, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10. TAXES, FEES and ASSESSMENTS. Lessee, shall promptly pay when due all licensing, filing and registration fees and all sales, use, personal property, income or any other taxes (other than LESSOR'S income taxes) which may be levied by any taxing authority with respect to the Equipment or the Monthly Lease Payments or other payments due hereunder. In addition, LESSEE authorizes LESSOR to file at LESSORS option financing statements without LESSEE'S signature and, if a signature is required by law, LESSEE appoints LESSOR as LESSEE'S attorney-in-fact to execute such financing statements. LESSEE agrees to pay LESSOR a fee of $50.00 to reimburse LESSOR'S expenses of preparing such financing statements and of making credit checks, and LESSOR'S other administrative costs. LESSEE and any guarantor agree to reimburse LESSOR for reasonable costs incurred in collecting taxes, assessments, or fees for which LESSEE is liable, and any collection charges attributable thereto including reasonable attorney fees. LESSEE agrees that LESSOR is entitled to all tax benefits resulting from ownership of the Equipment including any investment tax credit and depreciation. LESSEE agrees that, should any of such tax benefits be disallowed, LESSEE shall indemnify LESSOR for such loss by paying LESSOR an amount to the value of the lost benefits as stipulated and liquidated herein.

11. INDEMNITY. To the fullest extent permitted by law, LESSEE shall indemnify and hold harmless the LESSOR, its assigns, successors, agents and employees, from and against all claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting in any way from or related the Equipment including, without limitation, the manufacture, selection, delivery, possession, use, suitability, operation, return or condition (including, without limitation, latent or other defects whether or not discovered by LESSOR). This indemnification shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the LESSEE under any Workers Compensation or other employee benefit act. LESSEE'S indemnities and liabilities shall continue in full force and effect, notwithstanding the expiration, termination, or cancellation of this Lease for any reason, including without limitation, the expiration of time, operation of law, or otherwise.

12. ASSIGNMENT. Lessee shall not assign or hypothecate this lease, and shall not sublet, lend or encumber any Equipment without Lessor's prior written consent. The Equipment shall remain personal property regardless of whether affixed to real property, and Lessee agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment is affixed, as Lessor may request, to protect Lessors title to the Equipment. Lessor may assign, sell, transfer, mortgage, encumber, or otherwise dispose of this lease or the Equipment in whole or in part without notice or consent of Lessee. In the event of any such transfer or assignment of the Lease or the Equipment, Lessee agrees to pay to the assignee or transferee all sums and to perform all obligations under the Lease without defense, offset, or counterclaim whatsoever, including breach of warranty, and such assignee or transferee shall have all rights and powers of Lessor, but shall not be obligated to perform any of Lessors obligations under this Lease; provided that no such assignment or transfer shall deprive Lessee of its right to use the Equipment in accordance with the terms of the Lease. Lessee acknowledges that any assignment or transfer by Lessor made in accordance with the provisions of this Section shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee. If Lessee is given notice of any such transfer or assignment, Lessee agrees to acknowledge receipt thereof in writing and to pay directly to the transferee or assignee all rents and other sums so assigned.

13. DEFAULT; REMEDIES. In the event LESSEE and or its guarantors (i) fails to make any Monthly Lease Payment when due; (ii) breaches any covenant, representation or warranty contained in this Lease; (iii) makes an assignment for the benefit of creditors or a petition for relief under any bankruptcy or insolvency law is filed by or against LESSEE; (iv) is in default under any other Lease, note or obligation including any other lease, or obligation with lessor or any of its affiliates; (v) misrepresents or falsely warrants the financial information given in connection with this Lease; (vi) makes a Bulk Sale or change in the majority ownership interest of LESSEE; (vii) ceases to operate as a going concern, then LESSOR shall have the right to exercise any one or more of the following cumulative remedies:

      a. without notice, the entire amount of the Monthly Lease Payments remaining and other amounts which have accrued hereunder to be paid over the balance of the Lease term, together with all other obligations as herein set forth, shall become immediately due and payable;

      b. proceed to appropriate court action or actions at law or in equity or in bankruptcy to enforce performance by LESSEE of the covenants and terms of this Lease and/or to recover damages for the breach thereof;

      c. terminate this Lease and/or any or all leases or other obligations with Lessor or any of its affiliates upon written notice to LESSEE;

      d. whether or not this lease be so terminated, and without notice to LESSEE, repossess the Equipment wherever found, with or without legal process, and for this purpose LESSOR and/or its agents may enter upon any premises or under the control or jurisdiction of LESSEE any agent of LESSEE without liability for suit, action or proceeding by LESSEE (any damages occasioned by such repossession being hereby expressly waived by LESSEE) and remove the Equipment therefrom; or

      e. at LESSOR'S sole option, LESSOR may perform for LESSEE and LESSEE will be responsible for cost of performance plus interest thereon.

      If this Lease or any other obligation with Lessor or any of it's affiliates is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness herein, all other indebtedness at any time owing by Lessee to Lessor. Notwithstanding the fact that any or all of the Equipment is returned to or repossessed by LESSOR, LESSEE shall remain liable for the entire amount of unpaid Monthly Lease Payment(s), plus all other unpaid sums or charges that accrue prior to the date of LESSEE'S default, together with all costs and expenses incurred by LESSOR as set forth herein, including its reasonable attorneys' fees, with accelerated payments being discounted to present value as of the date of default at an annual discount rate of six percent (6%).

      If LESSEE fails to redeliver any Equipment to LESSOR, or LESSOR is unable for any reason to effect repossession of any Equipment, or LESSOR in its sole discretion does not repossess any of the Equipment, then, with respect to such Equipment, LESSEE shall be liable for, in addition to the entire amount of unpaid Monthly Lease Payments, LESSOR'S estimated residual value, with both the accelerated payments and residual value being discounted to present value as of the date of default at an annual factor of six percent (6%), plus all other unpaid sums or charges together with all costs and expenses incurred by LESSOR, including its reasonable attorneys' fees. LESSOR, at its option, may apply the Initial Payments against the LESSEE'S obligations under this Lease.

      Any repossession, resale or re-lease of any Equipment by LESSOR shall not be a bar to the institution of litigation by LESSOR against LESSEE for damages for breach of this Lease, as hereinbefore provided, and the commencement of any litigation or the entry of judgement against LESSEE shall not be a bar of LESSOR'S rights to repossess any or all of the Equipment.

      To the extent permitted by applicable law, the LESSEE waives any and all rights and remedies conferred upon a LESSEE by UCC Sections 2A-508 through 2A-522, including (without limitation) the LESSEE'S rights to (a) cancel or repudiate the LEASE, (b) reject or revoke acceptance of the leased Equipment,
(c) recover damages from the LESSOR for breach of warranty or for any other reason, (d) claim a security interest in any rejected Equipment in the LESSEE'S possession or control, (e) deduct from rental payments all or any part of any claimed damages resulting from the LESSOR'S default under the LEASE, (f) accept partial delivery of the leased Equipment, (g) "cover" by making any purchase or lease of other Equipment in substitution for Equipment due from the LESSOR, (h) recover from the LESSOR any general, special, incidental or consequential damages, for any reason whatsoever, and (i) specific performance, replevin or the like for any of the leased Equipment.

      In the event that any court of competent jurisdiction determines that any provision of this Lease is invalid or unenforceable in whole or in part, such determination shall not prohibit LESSOR from establishing its damages sustained as a result of any breach of this Lease in any action or proceeding in which LESSOR seeks to recover such damages or the return of the Equipment.

      All remedies of LESSOR hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of LESSOR to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by LESSOR of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. Damages occasioned by LESSOR'S taking possession of Equipment are hereby waived by LESSEE. LESSEE waives any right to select or contest venue and agrees that all legal and equitable actions between LESSEE and LESSOR can be brought in a court of competent jurisdiction at the said election and determination of LESSOR, and LESSEE consents thereto.

14. INSURANCE. LESSEE agrees to procure at its own expense and maintain in force until the Equipment is returned to LESSOR the following insurance with companies and in form acceptable to LESSOR.

      (a) A policy of general liability insurance, including bodily injury and property damage, protecting the interest of LESSOR and LESSEE with such higher limits as LESSOR may specify, naming LESSOR as additional insured.

      (b) A policy of all risk, physical damage insurance, including burglary and theft, covering the Equipment for not less than the greater of the replacement value or the original total cost of the Equipment, naming the LESSOR as loss payee.

      LESSEE shall furnish to LESSOR satisfactory evidence of the required insurance. The proceeds of any insurance received by LESSOR on account of any loss or casualty which has been satisfied by LESSEE shall be released to LESSEE upon appropriate proof unless at the time the LESSEE is in default. Such policies of insurance shall provide for at least thirty (30) days written notice of cancellation to LESSOR. Without liability to LESSEE, LESSOR may act as attorney-in-fact for LESSEE in making, adjusting, or settling any claims under any insurance policies insuring the Equipment. LESSEE assigns to LESSOR all of its right, title and interest to any insurance policies insuring the Equipment, including all rights to receive the proceeds of insurance not in excess of the unpaid obligations under the Lease plus LESSOR'S estimated residual value of the Equipment at the end of the Lease and directs any Insurer to pay all such proceeds directly to LESSOR and authorizes LESSOR to endorse LESSEE'S name on any draft or other instrument for such proceeds.

15. APPLICABLE LAW; JURISDICTION AND VENUE; WAIVERS. This Lease will be deemed to have been made, executed and delivered in the State of Illinois and shall be governed and construed for all purposes in accordance with the laws of the State of Illinois. LESSEE and Guarantor waive, insofar as permitted by law, trial by jury. LESSEE and Guarantor hereby irrevocably consent to jurisdiction and venue in any court located in Cook County, Illinois. LESSEE and any Guarantor agree that any process served for any action or proceeding shall be valid if mailed by regular or certified mail, return receipt requested, with delivery restricted to either the addressee, its registered agent or any agent appointed in writing to accept service of process.

16. COLLECTION CHARGES, LESSEE AGREES THAT TIME IS OF THE ESSENCE TO THIS LEASE. Accordingly, if any part of any sum is not paid when due, LESSEE agrees to pay LESSOR upon demand;

      a.    in the event any Monthly Lease Payment is not received within ten
            (10) days of the due date, a late charge on the Monthly Lease Payment equal to the greater of five percent (5%) or $15; and

      b.    other amounts allowed by law.

17. ADDITIONAL SECURITY: In any jurisdiction where the Uniform Commercial Code is in effect, LESSEE grants to LESSOR a security interest in any and all goods, chattels, fixtures, furniture, equipment, assets, accounts receivable, contract rights, general intangibles, and property of every kind wherever located now and/or hereafter belonging to LESSEE and in which LESSEE has any interest and proceeds thereof, and agrees that any security interest created by this agreement secures any and all obligations of LESSEE and those of any affiliate of LESSEE to LESSOR whether hereunder or otherwise and whether now in existence and/or to come into existence and whether initially owing to LESSOR or acquired by LESSOR through one or more assignments.

18. MISCELLANEOUS: Lessor's failure to insist in any instance upon strict performance by Lessee of any terms, warranties, covenants and promises herein shall not be construed as a permanent waiver of such terms, warranty, covenant, or promise, or as a waiver of any other of the terms, warranties, covenants, and promises contained herein. No representations, warranties, promises, guarantees or agreements oral or written, expressed or implied, have been made by either party hereto with respect to this lease or the equipment. No modifications, extension, renewal, termination or waive of any provisions herein contained shall be binding upon the Lessor unless made in writing and executed in behalf of Lessor by a duly authorized officer of the Lessor and this lease shall not be binding upon the Lessor until it is so executed (the entire agreement of the parties being in writing and any prior writings being superseded hereby).

19. NOTICES: Services of all notices under this agreement shall be sufficient, if given personally or mailed to the party involved at its respective address hereinafter set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective